UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THESECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2018

HANCOCK HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hancock Plaza 2510 14th Street Gulfport, Mississippi		39501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, executives of Hancock Holding Company (the “Company”) are scheduled to make a presentation at the Gulf South Bank Conference (the “Conference”) on Monday, May 7, 2018 beginning at 8:00 a.m. Central Time.

Interested parties may access a live listen-only webcast of the presentation (which will be structured in a moderated fireside chat format) through the Investor Relations section of the Company’s website at www.hancockwhitney.com/investors. A replay of the presentation will be available for sixty days following the Conference.

A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such presentation materials are also available on the Company’s website, listed above.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Exchange Act or the Securities Exchange Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Gulf South Banking Conference Presentation, dated May 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

May 4, 2018	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer

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